CURRENT INCOME SHARES, INC.




                               SEMI-ANNUAL REPORT




                            For the Six Months Ended
                                 June 30, 2000

                           CURRENT INCOME SHARES, INC.

August 15, 2000

Dear Shareholders:

During the six months ended June 30, 2000, we paid total dividends of $0.40 per share, consisting of dividends per share of $0.20 per quarter. The net asset value per share at June 30, 2000 was $12.07, down from $12.23 at December 31, 1999. Including dividends, the total investment return for Current Income Shares based on net asset value was 2.02% for the six months ended June 30, 2000. The total return based on market value was 6.01% for the same period.

Corporate bonds, which make up about 86.5% of the portfolio, underperformed Treasury bonds during the first half of 2000. The reason was primarily due to an unusual demand for Treasury bonds brought on by the federal budget surplus, which led the U.S. Treasury to announce they would retire bonds early as well as issue fewer new bonds in the future. Because of the demand created by bonds being retired early as well as the prospect of a lower supply of future issues, most Treasury notes and bonds appreciated during the period, driving down yields. For example, yields on the five-year note fell 16 basis points, while yields on the ten-year and 30-year note fell 42 and 58 basis points, respectively (one basis point equals 0.01%). This is highly unusual in a period in which the Federal Reserve Board raised short-term rates 100 basis points, from 5.50% to 6.50%.

Another reason that corporate bonds underperformed Treasury securities was investor concerns about the Fed's activities. With the U.S. economy growing at a 7.3% annual rate in the fourth quarter of 1999 and 5.4% in the first quarter of 2000, the Fed began an aggressive campaign to raise short-term interest rates in order to slow the economy and keep inflation at bay. In doing so, there was a fear among some investors that the Fed would overshoot the mark and throw the economy into a recession. This "hard landing" scenario would make corporate bonds more risky from a credit standpoint as corporate profits declined.

During the six-month period, the yield spread on corporates over Treasury securities widened from 111 basis points on December 31, 1999 to 159 basis points on June 30, 2000. The total average return for U.S. Treasury securities of all maturities was 5.37%, while corporate bonds gained only 2.68%.

Because the federal budget surplus estimates continued to increase, it appeared that the Treasury bond buyback program would be in place for some time. At the beginning of 1999, the fiscal year 2000 budget surplus was estimated to be $120 billion. It is currently estimated to be $210 billion, and could rise as high as $240 billion by the time the fiscal year ends on September 30, 2000. Total publicly held U.S. Treasury debt has fallen from a peak of $3.8 trillion to about $3.45 trillion currently. There have been discussions about eliminating the one-year Treasury bill and perhaps even the 30-year bond, which was first issued in 1977.

Another reason that corporate bond yield spreads have widened is because there has been some deterioration in credit quality among issuers. This may seem surprising given the decade-long economic boom in the U.S. However, most issuers of corporate debt are "old economy" companies in industries such as autos, chemicals, manufacturing, paper and so on. By and large, the stock prices of these companies have not kept up with other sectors of the economy such as technology and services. Some corporate managements have elected to use the cash on the balance sheet to repurchase shares of stock at low prices. This reduces the company's equity in relation to its debt, which often leads credit rating agencies to downgrade bond issues because of the increased leverage.

As a result, we believe that it is important to maintain strong credit quality in Current Income Shares. As of June 30, 2000, the portfolio's average credit quality was A-, with 41% of the portfolio receiving an A- rating or better. About 43% of the portfolio was rated BBB, while 13% was rated BB. During the period, positions were added in K-Mart, Corp., Qwest Communications International, Inc., Federal National Mortgage Association and Korea Development Bank while bonds issued by FleetBoston Financial Corp., Cable & Wireless, Westvaco Paper and WorldCom, Inc. were either sold or called.

By raising short-term interest rates a total of 175 basis points between June 1999 and May 2000, was the Fed too aggressive? A number of indicators show that the economy has in fact slowed, but not dangerously so. For example, job growth was a still-healthy 177,000 per month in the first half of 2000, down from 199,000 per month in 1999. Despite rising oil prices, inflation is still under control, with the Consumer Price Index advancing at about 3% in 2000. Although recent data indicate that average hourly earnings are rising 3.6%, manufacturing unit labor costs are still declining due to productivity advances. Ten years into an economic expansion, that is truly remarkable.

Corporate bond yield spreads will likely stay wide due to the continuing Treasury buyback program. However, we believe that the Federal Reserve Board is approaching the end of its tightening campaign. With a slower economy, long-term yields should stabilize or decline between now and the end of the year. In the meantime, investment-grade corporate bonds routinely offer investors more than 8% in yield, which we believe is quite attractive given 3% inflation.

On the following pages, you will find the complete portfolio of investments held by Current Income Shares on June 30, 2000 together with the financial statements for the period.

Thank you for investing in Current Income Shares, Inc.


Sincerely,

/s/ Greg Knopf

Gregory Knopf, President

                   CURRENT INCOME SHARES, INC.

SCHEDULE OF INVESTMENTS at June 30, 2000 (Unaudited)

PRINCIPAL                                                               MARKET
 AMOUNT                                                                  VALUE
 ------                                                                  -----
MORTGAGE BACKED OBLIGATIONS: 8.6%

$2,764,284  Government National Mortgage Association,
              Pool #439463, 8.000%, 12/15/2026                       $ 2,801,348
 1,000,000  Federal National Mortgage Association,
              8.000%, 06/01/2030                                         999,688
                                                                     -----------
TOTAL MORTGAGE BACKED OBLIGATIONS
  (cost $3,815,786)                                                    3,801,036
                                                                     -----------
U.S. TREASURY OBLIGATION: 2.6%
 1,140,000  U.S. Treasury Bond, 6.375%, 08/15/2027
              (cost $1,170,276)                                        1,172,419
                                                                     -----------
CORPORATE BONDS: 86.5%

ASSET BACKED: 0.3%
   121,123  Chase Manhattan Grantor Trust, 6.610%, 09/15/2002            120,950
                                                                     -----------
AUTO RENT & LEASE: 1.9%
 1,000,000  Hertz Corp., 7.000%, 01/15/2028                              863,187
                                                                     -----------
BANKS: 10.7%
 1,500,000  Bankers Trust Corp., 7.250%, 01/15/2003                    1,485,362
   500,000  FleetBoston Financial Corp., 7.125%, 04/15/2006              483,155
 1,000,000  Golden State Escrow Corp., 7.000%, 08/01/2003                927,280
 1,000,000  Korea Development Bank, 7.130%, 04/22/2004                   966,942
 1,000,000  Wells Fargo Capital, 7.960%, 12/15/2026                      891,428
                                                                     -----------
                                                                       4,754,167
                                                                     -----------
CABLE & SATELITE TELEVISION: 4.6%
   500,000  Continental Cablevision, Inc., 9.500%, 08/01/2013            541,556
 1,000,000  News America Holdings, Inc., 7.750%, 01/01/2024              909,067
   600,000  Time Warner, Inc., 7.480%, 01/15/2008                        586,108
                                                                     -----------
                                                                       2,036,731
                                                                     -----------
DIVERSIFIED OPERATIONS: 1.2%
   535,000  Seagram Co. Ltd., 6.500%, 04/01/2003                         519,087
                                                                     -----------
ELECTRIC UTILITIES: 14.3%
 1,000,000  Chugach Electric Assn., Inc., 9.140%, 03/15/2022           1,032,832
 1,000,000  Cleveland Electric Illuminating Co./
              Toledo Edison Co., 7.670%, 07/01/2004                      991,455
 2,000,000  Houston Industries, Inc., 9.375%, 06/01/2001               2,034,536
 1,250,000  Nevada Power Co., 6.200%, 04/15/2004                       1,188,588
 1,250,000  Orange & Rockland Utilities, Inc., 7.000%, 03/01/2029      1,102,936
                                                                     -----------
                                                                       6,350,347
                                                                     -----------
ENERGY: 5.6%
 1,000,000  Union Oil Co. of California, 9.125%, 02/15/2006            1,056,065
 1,500,000  Union Pacific Resources Group, Inc., 7.000%, 10/15/2006    1,437,176
                                                                     -----------
                                                                       2,493,241
                                                                     -----------
GAS: 6.5%
 1,000,000  Coastal Corp., 9.625%, 05/15/2012                          1,134,235
 1,000,000  KN Energy, Inc., 7.250%, 03/01/2028                          902,549
 1,000,000  Phillips Petroleum Co., 7.125%, 03/15/2028                   843,589
                                                                     -----------
                                                                       2,880,373
                                                                     -----------
4

                           CURRENT INCOME SHARES, INC.

PRINCIPAL                                                               MARKET
 AMOUNT                                                                  VALUE
 ------                                                                  -----
INSURANCE: 1.6%
$1,000,000  Conseco Inc., 9.000%, 10/15/2006                         $   700,000
                                                                     -----------
MANUFACTURING: 6.5%
   250,000  Georgia Pacific Group, 9.875%, 11/01/2021                    255,337
 1,500,000  Lockheed Martin Corp., 7.700%, 06/15/2008                  1,472,266
 1,250,000  Owens-Illinois Inc., 8.100%, 05/15/2007                    1,154,785
                                                                     -----------
                                                                       2,882,388
                                                                     -----------
MORTGAGE BANKERS: 1.9%
   950,641  Prudential Home Mortgage, 7.000%, 02/15/2026                 855,454
                                                                     -----------

 1,000,000  Kmart Corp., 8.375%, 12/01/2004                              954,522
 1,000,000  Safeway, Inc., 7.450%, 09/15/2027                            930,955
 1,500,000  Staples, Inc., 7.125%, 08/15/2007                          1,398,729
                                                                     -----------
                                                                       3,284,206
                                                                     -----------
SECURITIES BROKER/DEALER: 2.3%
 1,000,000  Lehman Brothers Holdings, Inc., 8.750%, 05/15/2002         1,018,427
                                                                     -----------
SOVEREIGN & SUPRANATIONAL: 5.4%
 1,100,000  Province of Nova Scotia, 8.750%, 04/01/2022                1,217,502
 1,000,000  Province of Saskatchewan, 9.375%, 12/15/2020               1,154,370
                                                                     -----------
                                                                       2,371,872
                                                                     -----------
TELECOMMUNICATIONS: 5.4%
 1,100,000  Qwest Communications International, Inc.,
              7.500%, 11/01/2008                                       1,067,636
   900,000  TCI Communications, Inc., 7.125%, 02/15/2028                 816,518
   500,000  WorldCom, Inc., 7.750%, 04/01/2007                           499,928
                                                                     -----------
                                                                       2,384,082
                                                                     -----------
TRANSPORTATION: 10.9%
 1,500,000  AMR Corp., 10.000%, 04/15/2021                             1,532,169
   875,254  Continental Airlines, Inc., 6.748%, 03/15/2017               782,809
 1,498,819  General Motors Corp., 8.950%, 07/02/2009                   1,546,077
 1,000,000  Norfolk Southern Corp., 7.050%, 05/01/2037                   978,140
                                                                     -----------
                                                                       4,839,195
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $40,196,589)                                                 38,353,707
                                                                     -----------
CASH EQUIVALENTS: 0.3%

MONEY MARKET INVESTMENTS: 0.3%
   115,831  Federated Prime Money Market, 5.680%
              (cost $115,831)                                            115,831
                                                                     -----------
TOTAL INVESTMENTS IN
SECURITIES
   (cost $45,298,482+): 98.0%                                         43,442,993
Other Assets less Liabilities: 2.0%                                      879,218
                                                                     -----------
NET ASSETS: 100.0%                                                   $44,322,211
                                                                     -----------

+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation         $    414,452
     Gross unrealized depreciation           (2,269,941)
                                           ------------
     Net unrealized depreciation           $ (1,855,489)
                                           ============

See accompanying Notes to Financial Statements.

                    CURRENT INCOME SHARES, INC.

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2000 (Unaudited)

ASSETS
  Investments in securities, at market value (cost $45,298,482)    $ 43,442,993
  Receivables:
    Interest ..................................................         903,802
  Prepaid expenses and other assets ...........................           5,226
                                                                   ------------
      Total assets ............................................      44,352,021
                                                                   ------------
LIABILITIES
  Payables:
  Due to adviser ..............................................          10,806
  Administration fees .........................................           6,287
  Custody fees ................................................           1,024
Accrued expenses ..............................................          11,693
                                                                   ------------
    Total liabilities .........................................          29,810
                                                                   ------------
NET ASSETS ....................................................    $ 44,322,211
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
($44,322,211 / 3,673,334 shares outstanding) ..................    $      12.07
                                                                   ============


COMPONENTS OF NET ASSETS
  Common shares ($1.00 par value with 25,000,000 shares
    authorized, 3,673,334 shares issued and outstanding) ......    $  3,673,334
  Capital .....................................................      42,977,827
  Accumulated net investment income ...........................         113,860
  Accumulated net realized loss on investments ................        (587,321)
  Net unrealized depreciation on investments ..................      (1,855,489)
                                                                   ------------
    Net assets ................................................    $ 44,322,211
                                                                   ============

See accompanying Notes to Financial Statements.

                           CURRENT INCOME SHARES, INC.

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2000 (Unaudited)

NET INVESTMENT INCOME
  Income
    Interest ..................................................     $ 1,795,889

    Expenses
       Advisory fees ..........................................          81,250
       Administration fees ....................................          21,917
       Custody fees ...........................................           2,464
       Fund accounting fees ...................................           7,306
       Transfer agent fees ....................................          19,706
       Registration expense ...................................           1,500
       Audit fees .............................................          14,497
       Reports to shareholders ................................          17,511
       Director fees and expenses .............................          19,559
       Legal fees .............................................          30,012
       Miscellaneous ..........................................           2,156
       Insurance expense ......................................           2,208
                                                                    -----------
          Total expenses ......................................         220,086
                                                                    -----------
            NET INVESTMENT  INCOME ............................       1,575,803
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ............................         (75,395)
  Net unrealized depreciation on investments ..................        (637,004)
                                                                    -----------
    Net realized and unrealized loss on investments ...........        (712,399)
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....     $   863,404
                                                                    ===========

See accompanying Notes to Financial Statements.

                           CURRENT INCOME SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months Ended        Year Ended
                                                  June 30, 2000#     December 31, 1999
                                                  --------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

 OPERATIONS
   Net investment  income ....................      $  1,575,803       $  3,018,901
   Net realized loss on investments ..........           (75,395)          (206,277)
   Net unrealized depreciation on investments           (637,004)        (4,380,464)
                                                    ------------       ------------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS ............           863,404         (1,567,840)
                                                    ------------       ------------
 DISTRIBUTIONS TO SHAREHOLDERS
   From net realized income ..................        (1,469,334)        (3,012,134)
                                                    ------------       ------------
      TOTAL DECREASE IN NET ASSETS ...........          (605,930)        (4,579,974)

 NET ASSETS
   Beginning of period .......................        44,928,141         49,508,115
                                                    ------------       ------------
   END OF PERIOD .............................      $ 44,322,211       $ 44,928,141
                                                    ============       ============
Accumulated net investment income ............      $    113,860       $      7,391
                                                    ============       ============

----------
#    Unaudited

See accompanying Notes to Financial Statements.

                           CURRENT INCOME SHARES, INC.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                           Year Ended December 31,
                                      Six Months Ended   ------------------------------------------------------------
                                       June 30, 2000#      1999         1998         1997         1996         1995
                                          --------       --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................    $  12.23       $  13.48     $  13.40     $  13.05     $  13.64     $  12.45
                                          --------       --------     --------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............        0.43           0.82         0.83         0.85         0.83         0.88
  Net realized and unrealized
    gain (loss) on investments .......       (0.19)         (1.25)        0.08         0.35        (0.54)        1.79
                                          --------       --------     --------     --------     --------     --------
Total from investment operations .....        0.24          (0.43)        0.91         1.20         0.29         2.67
                                          --------       --------     --------     --------     --------     --------

LESS DISTRIBUTIONS:
  From net investment income .........       (0.40)         (0.82)       (0.83)       (0.85)       (0.88)       (1.48)
                                          --------       --------     --------     --------     --------     --------

Net asset value, end of period .......    $  12.07       $  12.23     $  13.48     $  13.40     $  13.05     $  13.64
                                          ========       ========     ========     ========     ========     ========

Market value, end of period ..........    $ 10.188       $ 10.000     $ 12.313     $ 12.188     $ 11.375     $ 11.875


Total investment return+ .............        6.01%*       (12.44%)       8.05%       15.33%        3.54%       22.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)    $   44.3       $   44.9     $   49.5     $   49.2     $   47.9     $   50.1
  Ratio of expenses to average
    net assets .......................        1.00%**        0.93%        0.91%        0.95%        1.00%        0.90%
  Ratio of net investment income
    to average net assets ............         7.1%**         6.4%         6.2%         6.5%         6.3%         6.6%

  Portfolio turnover rate ............        9.28%*        18.82%       13.23%       52.10%       62.86%      118.52%

----------
#    Unaudited
*    Not annualized
**   Annualized
+ Total investment return based on market value and does not reflect brokerage commissions.

See accompanying Notes to Financial Statements.

                          CURRENT INCOME SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Current Income Shares, Inc. (the "Company") is registered under the Investment Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable securities considered by management to be of high quality will predominate. To a lesser extent, the Company may also invest in other debt securities and in certain equities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Company. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities listed or traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

     B. FEDERAL INCOME TAXES. The Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INTEREST INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Realized gains and losses are computed using the specific cost of the securities sold.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                    CURRENT INCOME SHARES, INC.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     HighMark Capital Management, Inc., (the "Adviser") a subsidiary of Union-BanCal Corp., provides the Company with investment management services under an Investment Advisory Agreement. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Company. As compensation for its advisory services, the Adviser is entitled to a monthly fee at the annual rate of 0.30% based upon the average daily net assets of the Company. Prior to March 1, 2000, the Adviser received 0.50% of the Company's average daily net assets for management and advisory services. For the six months ended June 30, 2000, the Company paid $81,250 to the Adviser. Shareholders approved the amended and restated investment advisory agreement between the Company and the Adviser at a shareholder meeting held on May 11, 2000. In addition, included in advisory fees are payments for administration and fund accounting of $11,043 and $3,681 respectively, for the period from January 1 to February 29, 2000.

     Union Bank of California, N.A. acts as custodian ("the Custodian") for the Company. Fees for the custodian are being paid on the basis of net assets of the Company.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Company's administrator under an Administration Agreement dated March 1, 2000. The Administrator prepares various federal and state regulatory filings, reports and returns for the Company; prepares reports and materials to be supplied to the trustees; monitors the activities of the Company's custodian, transfer agent and accountants; coordinates the preparation and payment of Company expenses and reviews the Company's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.15% based upon the average net assets of the Company. For the period from March 1, 2000 to June 30, 2000, the Fund incurred $21,917 in Administration fees. Services provided by the Administrator were provided by the Adviser prior to March 1, 2000.

     Computershare Investor Services, L.L.C., (the "Agent") acts as the Transfer Agent and provides Dividend Reinvestment Plan (the "Plan") services to the Company.

                           CURRENT INCOME SHARES, INC.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, excluding U.S. Government Obligations and short-term investments, for the six months ended June 30, 2000, were $3,795,142 and $4,042,510, respectively. The cost of purchases from U.S. Government Obligations were $999,688.

     The Company had capital loss carryforwards at June 30, 2000, that can be used to offset future capital gains.

                                                Expiring December 31,
                                          ---------------------------------
                                          2004           2005          2007
                                          ----           ----          ----
Capital Loss Carryovers                 $208,907       $96,836       $206,276

NOTE 5 - UNAUDITED QUARTERLY RESULTS OF OPERATIONS

     The following is a summary of unaudited quarterly results of operations:

                                                             Net Realized and
                                     Distributed Net      Unrealized Gain (Loss)
                                    Investment Income        On Investment
                      Investment    ------------------    ----------------------
                       Income       Amount  Per Share    Amount       Per Share
                       ------       ------  ---------    ------       ---------
Three months ended:
March 31, 2000         $713,288    $734,667   $0.20   $   (16,035)     $(0.01)
June 30, 2000           862,515     734,667    0.20      (696,364)      (0.18)

March 31, 1999         $751,233    $734,667   $0.20   $(1,574,150)     $(0.43)
June 30, 1999           749,565     734,667    0.20    (1,498,065)      (0.41)
September 30, 1999      758,851     734,667    0.20      (570,902)      (0.15)
December 31, 1999       759,252     808,133    0.22      (943,624)      (0.26)

March 31, 1998         $862,370    $734,667   $0.20   $   (50,337)     $(0.01)
June 30, 1998           871,040     734,667    0.20       400,293        0.11
September 30, 1998      885,570     771,400    0.21     1,204,096        0.33
December 31, 1998       883,192     808,134    0.22    (1,273,797)      (0.35)

NOTE 6 - DIVIDEND REINVESTMENT PLAN

     The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Computershare Investor Services, L.L.C. (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained in writing to the Agent at: Computershare Investor Services, L.L.C., 311 West Monroe Street (11th Floor), Chicago, IL 60606, or calling (877) 588-4147.

                   CURRENT INCOME SHARES, INC.

DIRECTORS AND OFFICERS

  WILLARD H. ALTMAN, Director

  CLARK R. GATES, Director

  KATHLEEN KELLOGG, Director

  MICHAEL L. NOEL, Director

  ROBERT M. WHITLER, Director

  R. GREGORY KNOPF, President

  E. JACK MONTGOMERY, Vice President and Portfolio Manager

  DENISE LEWIS, Treasurer

  RITA DAM, Secretary

INDEPENDENT AUDITORS

  DELOITTE & TOUCHE LLP

NYSE SYMBOL

  "CUR"

                                     Adviser
                        HIGHMARK CAPITAL MANAGEMENT, INC.
                         475 Sansome Street. 14th Floor
                            San Francisco, CA 94111

                             Company Mailing Address
                           CURRENT INCOME SHARES, INC.
                         445 S. Figueroa St., Suite 306
                      Los Angeles, CA 90071 (888) 465-2825

                                    Custodian
                            UNION BANK OF CALIFORNIA
                         475 Sansome Street. 15th Floor
                            San Francisco, CA 94111

                                 Transfer Agent
                     COMPUTERSHARE INVESTOR SERVICES, L.L.C.
                          311 W. Monroe St., 11th Floor
                               Chicago, IL 60606

                                  Legal Counsel
                            ROY W. ADAMS, JR., ESQ.
                       1040 Country Club Drive, Suite 135
                                Moraga, CA 94556

This report is intended for the shareholders of the Fund and may not be used as sales literature.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.